Exhibit 10.45

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30

1. REQUISITION NUMBER: W9123120063018

PAGE 1 OF 25

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
W91CRB-06-D-0030	03-Aug-2006		W91CRB-06-R-0004	02-Mar-2006

7. FOR SOLICITATION INFORMATION CALL: a. NAME: TARA OBENSTINE; b. TELEPHONE NUMBER (No Collect Calls): 410-278-0863; 8. OFFER DUE DATE/LOCAL TIME: 10:00 AM 10 Apr 2006

9. ISSUED BY CODE W91CRB
US ARMY RDECOM ACQ CTR - W91CRB
UNIQUE MISSIONS DIVISION
ATTN: AMSRD-ACC-U
4118 SUSQUEHANNA AVENUE
ABERDEEN PROVING GROUND MD 21005-3013
TEL:
FAX:

10. THIS ACQUISITION IS
[X] UNRESTRICTED
[ ] SET ASIDE: % FOR
[ ] SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] 8(A)
NAICS: 315999
SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED [ ] SEE SCHEDULE

12. DISCOUNT TERMS

13a. [X] THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING: DO-C9

14. METHOD OF SOLICITATION: [ ] RFQ [ ] IFB [X] RFP

15. DELIVER TO CODE
SEE SCHEDULE

16. ADMINISTERED BY CODE S1002A
DCMA ORLANDO - S1002A
ATTN: ACO
3555 MAGUIRE BLVD.
ORLANDO FL 32803-3726
SCD: A

17a. CONTRACTOR/OFFEROR CODE 62283
POINT BLANK BODY ARMOR, INC
SAM WHITE
2102 S.W. 2ND STREET
POMPANO BEACH FL 33069-3116
TEL. 954-630-0900
FACILITY CODE

18a. PAYMENT WILL BE MADE BY CODE HQ0338
DFAS - COLUMBUS CENTER SOUTH - HQ0338
SOUTH ENTITLEMENT OPERATIONS
PO BOX 182264
COLUMBUS OH 43218-2264

17b. [ ] CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only): **$169,433,519.04**

[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 0 COPIES [ ] TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29. AWARD OF CONTRACT: REFERENCE Point Blank's proposal [X] OFFER DATED 07-Apr-2006. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: SEE SCHEDULE

30a. SIGNATURE OF OFFEROR/CONTRACTOR

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
Kathryn J. Bankerd

31c. DATE SIGNED: 03-Aug-2006

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)

30c. DATE SIGNED

31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)
KATHRYN J. BANKERD / CONTRACTING OFFICER
TEL: 410-278-0864 EMAIL: Kathy.Bankerd@apg.army.mil

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV 4/2002)
Prescribed by GSA
FAR (48 CFR) 53.212

PAGE 2 OF 25

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS (CONTINUED)

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ______

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
	32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV 4/2002) BACK
Prescribed by GSA
FAR (48 CFR) 53.212

W91CRB-06-D-0030

Section SF 1449 - CONTINUATION SHEET

IMPORTANT INFORMATION

1.	DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM RATING: DO-C9

2.	TYPE OF CONTRACT:

a. The basic contract is issued on an Indefinite Delivery/Indefinite Quantity (IDIQ) basis in accordance with FAR 16.504.

b. Individual delivery orders issued under the basic contract shall be on a firm fixed price basis.

3.	CONTRACT MINIMUM AND MAXIMUM LIMITATIONS:

a. The government is obligated to place, with the contractor, a delivery order(s) in the amount which will total a minimum of 24,000 kits

b. The government may place additional delivery orders with the contractor for a not-to-exceed maximum of 864,000 kits.

4.	EVALUATION OF OFFERS FOR MULTIPLE AWARD:

The Government may make two or more awards. All subsequent delivery orders will be awarded based on the contractor(s) ability to meet or exceed their delivery schedule. Contractor(s) will receive orders based upon proposed delivery schedule.

5.	RANGE QUANTITIES:

Offerors are to propose range quantities to provide for price breaks based on economic ordering quantities. Cost Proposals will be evaluated based on the minimum quantity.

6.	PERIOD OF PERFORMANCE AND DELIVERY SCHEDULE:

a. The term of this contract shall commence on the date of award and continue through 36 months thereafter. The delivery schedule will be stated in each Delivery Order.

b. Delivery must begin 120 days after award. There will be a minimum monthly delivery of 12,000 kits. Offeror may propose “alternate” delivery schedules to include maximum production rates.

8.	SHIPPING ADDRESS:

DODACC: W9129V

PM Soldier Staging

7142 Lineweaver Road

Bldg. 2400

Warrenton, VA 20187-5000

ATTN: Glenn Payne (540-428-3449 or 540-905-3577 cell)

9.	PACKAGING REQUIREMENT:

Package and Palletize by “size”. Boxes shall include one (1) size only. See Attachment 2 – General Vendor Shipping Instructions for more information.

W91CRB-06-D-0030

10.	INSPECTION AND ACCEPTANCE:

Inspection and Acceptance shall be accomplished at the Contractor’s facility by the cognizant DCMA QA.

11.	CONSIDERATION FOR LATE DELIVERIES:

Consideration of one (1) set at “no cost” will be assessed for every two (2) sets that are delinquent. A new CLIN will be incorporated for these quantities into the Delivery Order for which it applies. Deliveries for the new CLIN will be added to the end of the delivery schedule.

12.	TARIFF FOR SIZES:

X-Small	0.004
Small	0.060
Medium	0.334
Large	0.359
X-Large	0.195
XX-Large	0.040
XXX-Large	0.007
XXXX-Large	0.001

13.  ACCOUNTING FOR ITEMS CONSUMED/USED IN THE CONDUCT OF QUALITY ASSURANCE LOT TESTING:

All costs incurred for Quality Assurance (QA) Lot Testing performed in conjunction with this contract will be borne by the vendor, to include but not limited to, transportation, the QA testing conducted by a third party NIJ Certified testing facility, and the ballistic plates consumed, expended, and/or otherwise rendered unusable as a result of testing. Ballistic plates consumed during the conduct of QA Lot Testing will not be included as part of deliverable quantities stated in this contract.

14.	MATERIAL INSPECTION AND RECEIVING REPORT DD FORM 250 INSTRUCTIONS:

Copies of Material Inspection and Receiving Report DD Form 250 are to be sent or faxed to the following addressee:

PM Soldier Equipment

ATTN: SFAE-SDR-SEQ/Ms. Debbie Shreve

10170 Beach Road

Ft. Belvoir, VA 22060

Phone: 703-704-2204

FAX: 703-704-4883

Email: debra.shreve@us.army.mil

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		3,456	Each	$185.48	$641,018.88
	OTV Conversion Kits - X-Small FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006. FOB: Destination NSN: 8470-01-537-4414

				MAX NET AMT	$641,018.88

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000101		UNDEFINED		UNDEFINED	UNDEFINED
	Funding FFP Funding will be provided on individual delivery orders FOB: Destination

				MAX NET AMT	UNDEFINED

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000102		UNDEFINED		UNDEFINED	UNDEFINED
	Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT

0002		51,840	Each	$187.13	$9,700,819.20

OTV Conversion Kits - Small

FFP

Kits must be in accordance with Purchase Description CO/PD 00-02G

(Attachment 1) dated 23 February 2006.

FOB: Destination

NSN: 8470-01-537-4433

PURCHASE REQUEST NUMBER: W9123120063018

				MAX NET AMT	$9,700,819.20

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT

000202		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT

0003		288,576	Each	$189.64	$54,725,552.64
OTV Conversion Kits - Medium FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006. FOB: Destination NSN: 8470-01-537-4436

				MAX NET AMT	$54,725,552.64

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000301		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000302		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				NET AMT	UNDEFINED

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		310,176	Each	$198.99	$61,721,922.24
	OTV Conversion Kits - Large FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006. FOB: Destination NSN: 8470-01-537-4442

				MAX NET AMT	$61,721,922.24

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000401		UNDEFINED		UNDEFINED	UNDEFINED
	Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000402		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		168,480	Each	$201.83	$34,004,318.40
OTV Conversion Kits - X-Large FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006. FOB: Destination NSN: 8470-01-537-4443

				MAX NET AMT	$34,004,318.40

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000501		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				NET AMT	UNDEFINED

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000502		UNDEFINED		UNDEFINED	UNDEFINED
	Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		34,560	Each	$207.92	$7,185,715.20
	OTV Conversion Kits - XX-Large FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006. FOB: Destination NSN: 8470-01-537-4450

				MAX NET AMT	$7,185,715.20

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000601		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000602		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		6,048	Each	$209.99	$1,270,019.52
OTV Conversion Kits - XXX-Large FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006.. FOB: Destination NSN: 8470-01-537-4615

				MAX NET AMT	$1,270,019.52

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000701		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000702		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

W91CRB-06-D-0030

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		864	Each	$213.14	$184,152.96
OTV Conversion Kits - XXXX-Large FFP Kits must be in accordance with Purchase Description CO/PD 00-02G (Attachment 1) dated 23 February 2006. FOB: Destination NSN: 8470-01-537-4617

				MAX NET AMT	$184,152.96

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000802		UNDEFINED		UNDEFINED	UNDEFINED
Funding FFP FOB: Destination

				MAX NET AMT	UNDEFINED

W91CRB-06-D-0030

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
000101	N/A	N/A	N/A	Government
000102	N/A	N/A	N/A	Government
0002	Origin	Government	Origin	Government
000201	N/A	N/A	N/A	Government
000202	N/A	N/A	N/A	Government
0003	Origin	Government	Origin	Government
000301	N/A	N/A	N/A	Government
000302	N/A	N/A	N/A	Government
0004	Origin	Government	Origin	Government
000401	N/A	N/A	N/A	Government
000402	N/A	N/A	N/A	Government
0005	Origin	Government	Origin	Government
000501	N/A	N/A	N/A	Government
000502	N/A	N/A	N/A	Government
0006	Origin	Government	Origin	Government
000601	N/A	N/A	N/A	Government
000602	N/A	N/A	N/A	Government
0007	Origin	Government	Origin	Government
000701	N/A	N/A	N/A	Government
000702	N/A	N/A	N/A	Government
0008	Origin	Government	Origin	Government
000801	N/A	N/A	N/A	Government
000802	N/A	N/A	N/A	Government

DELIVERY INFORMATION:

Provided on individual delivery orders.

CLAUSES INCORPORATED BY REFERENCE

52.211-17	Delivery of Excess Quantities	SEP 1989
52.212-4	Contract Terms and Conditions--Commercial Items	SEP 2005
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.243-1	Changes--Fixed Price	AUG 1987
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.225-7013	Duty-Free Entry	JUN 2005

W91CRB-06-D-0030

CLAUSES INCORPORATED BY FULL TEXT

52.212-5    CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (SEP 2005)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

X     (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUL 1995), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

         (2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999) (15 U.S.C. 657a).

         (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JUL 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

         (4) (i) 52.219-5, Very Small Business Set-Aside (JUNE 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

         (ii) Alternate I (MAR 1999) to 52.219-5.

         (iii) Alternate II to (JUNE 2003) 52.219-5.

         (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

         (ii) Alternate I (OCT 1995) of 52.219-6.

         (iii) Alternate II (MAR 2004) of 52.219-6.

         (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

         (ii) Alternate I (OCT 1995) of 52.219-7.

         (iii) Alternate II (MAR 2004) of 52.219-7.

_X_ (7) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637 (d)(2) and (3)).

_X_ (8)(i) 52.219-9, Small Business Subcontracting Plan (JUL 2005) (15 U.S.C. 637(d)(4)).

W91CRB-06-D-0030

         (ii) Alternate I (OCT 2001) of 52.219-9

_X_(iii) Alternate II (OCT 2001) of 52.219-9.

         (9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

         (10)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEP 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

         (ii) Alternate I (JUNE 2003) of 52.219-23.

         (11) 52.219-25, Small Disadvantaged Business Participation Program--Disadvantaged Status and Reporting (OCT 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

         (12) 52.219-26, Small Disadvantaged Business Participation Program--Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

         (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

_X_ (14) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).

_X_ (15) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jun 2004) (E.O. 13126).

_X_ (16) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

_X_ (17) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

_X_ (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).

_X_ (19) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

_X_ (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).

         (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

         (22)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

         (ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(c)).

         (23) 52.225-1, Buy American Act--Supplies (JUNE 2003) (41 U.S.C. 10a-10d).

         (24)(i) 52.225-3, Buy American Act--Free Trade Agreements--Israeli Trade Act (Jan 2005) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286).

         (ii) Alternate I (JAN 2004) of 52.225-3.

         (iii) Alternate II (JAN 2004) of 52.225-3.

         (25) 52.225-5, Trade Agreements (Jan 2005) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

W91CRB-06-D-0030

_X_ (26) 52.225-13, Restrictions on Certain Foreign Purchases (MAR 2005) (E.O.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of Treasury).

         (27) 52.225-15, Sanctioned European Union Country End Products (FEB 2000) (E.O. 12849).

         (28) 52.225-16, Sanctioned European Union Country Services (FEB 2000) (E.O. 12849).

         (29) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

         (30) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

_X_ (31) 52.232-33, Payment by Electronic Funds Transfer--Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).

         (32) 52.232-34, Payment by Electronic Funds Transfer--Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).

         (33) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).

         (34) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

         (35)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631).

         (ii) Alternate I (APR 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]

         (1) 52.222-41, Service Contract Act of 1965, as Amended (JUL 2005) (41 U.S.C. 351, et seq.).

         (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

         (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

         (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

         (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

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(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause--

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (April 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (December 2001) (38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

(vi) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (April 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of clause)

52.216-18     ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of award through end of performance period.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict

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between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

52.216-19     ORDER LIMITATIONS.  (OCT 1995)

(a) Minimum order.   When the Government requires supplies or services covered by this contract in an amount of less than 24,000 the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)   Maximum order.   The Contractor is not obligated to honor:

(1)   Any order for a single item in excess of 100,000 kits;

(2)   Any order for a combination of items in excess of 100,000 kits or

(3)   A series of orders from the same ordering office within 10 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

52.216-22     INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed

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during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 24 months.

(End of clause)

252.212-7001     CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (SEP 2005)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

__X_ 52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

_X__252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

         252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

         252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

         252.225-7001 Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).).

_X    252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

         252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

         252.225-7015 Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

         252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) (------- Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Public Law 104-61 and similar sections in subsequent DoD appropriations acts).

         252.225-7021 Trade Agreements (JUN 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

         252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

         252.225-7028 Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

         252.225-7036 Buy American Act—Free Trade Agreements—Balance of Payments Program (JUN 2005) (------- Alternate I) (JAN 2005) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

         252.225-7038 Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

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             252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Public Law 107-248 and similar sections in subsequent DoD appropriations acts).

         252.227-7015 Technical Data--Commercial Items (NOV 1995) (10 U.S.C. 2320).

         252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

_X     252.232-7003 Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

             252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub. L. 108-375).

         252.243-7002 Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

_X_252.247-7023 Transportation of Supplies by Sea (MAY 2002) (            Alternate I) (MAR 2000) (            Alternate II) (MAR 2000) (            Alternate III (May 2002).

_X__252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders--Commercial Items clause of this contract (Federal Acquisition Regulation 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub. L. 108-375).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631)

(End of clause)

AMCAC 52.0204-4001, IDENTIFICATION OF OZONE DEPLETING SUBSTANCES (OCT 1999)

a. The following required Class I Ozone Depleting Substances (ODS) have been identified and approved for use under performance of any resultant contract.

(X) None.

(_) (List any approved ODS requirements):

b. If during performance of the contract, an approved Class I ODS is discovered, the contractor is encouraged to notify the contracting officer immediately.

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c. The ODS restrictions apply to subcontracts as well.

AMCAC 52.0204-4002, CLASS I OZONE DEPLETING SUBSTANCES (OCT 1999)

a. Per Section 326 of Public Law 102-484, effective 1 Jun 93, specifications and standards cannot require the use of Class I ozone depleting substances (ODS) without approval. There are some cases where a specification or standard allows the use of an ODS, but does not specifically require its use. A situation of this type does not require substitution under the law.

b. If this requirement allows, but does not require, the use of a Class I ODS, although it is not mandatory for the contractor to use a non-ODS substance, the contractor is encouraged to give preference to using the non-ODS choice.

AMCAC 52.0216-4002, MULTIPLE AWARD TASK ORDER CONTRACT AND DELIVERY ORDER CONTRACT OMBUDSMAN (JUN 2001)

a. In accordance with FAR 16.505(b)(4), the following individual has been appointed as ombudsman for multiple award task order and delivery order contracts issued by this organization:

Mr. Steven R. Bryant

U.S. Army Research, Development & Engineering Command Acquisition Center

(RDECOM AC)

ATTN: AMSRD-ACB

4118 Susquehanna Avenue

Aberdeen Proving Ground, MD 21005-3013

Telephone: (410) 278-0834

Facsimile Number: (410) 278-0971

E-mail Address: steven.bryant3@us.army.mil

b. The ombudsman has the authority to review contractor complaints that they have not been afforded fair opportunity to be considered for award of a particular task order or delivery order under a multiple award contract.

c. A contractor who receives an award under a multiple award contract may contact the ombudsman with a complaint concerning the award of a particular task order or delivery order placed under the multiple award contract.

(1) The contractor is encouraged to try to resolve the issue with the contracting officer prior to contacting the ombudsman. However, contractor complaints to the ombudsman must be made with 5 workdays of the award under complaint.

(2) The ombudsman’s authority is limited to issues pertaining to the awarding of task orders and delivery orders under multiple award contracts. Contractor complaints directed to the ombudsman shall be confined to these issues. All other complaints will be outside the authority of the ombudsman and will be returned to the contractor without action.

d. Upon review of the facts, the ombudsman will determine whether or not the contractor was afforded a fair opportunity to be considered consistent with the procedures in the contract and either:

(1) Deny the contractor’s complaint; or,

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(2) Require that the contracting officer take corrective action regarding the complaint.

e. If the contracting officer does not agree with the decision of the ombudsman, the matter shall be referred to the cognizant Principal Assistant Responsible for Contracting for final decision.

f. These ombudsman procedures are not subject to FAR 52.233-1, Disputes, with or without its Alternate I found elsewhere in this contract.

AMCAC 52.0242-4001, INSTRUCTIONS TO PAYING OFFICE AND AMINISTRATIVE CONTRACTING OFFICE (AUG 1999)

a. The Contracting Office representative is:

Name: Tara Obenstine

Organization Code: AMSRD-ACC-CC

Telephone Area Code and Number: 410-278-0863

DSN: 298-0863

FAX: 410-278-0904

Email: tara.obenstine@us.army.mil

b. Payment to the contractor shall be made in accordance with FAR Subpart 32.11, Electronic Funds Transfer.

c. Paying Office Information: DFAS Columbus Center -South Entitlement Operations

Telephone Inquiries: 800-756-4571

FAX: 866-473-5429

ATTACHMENT LIST

Attachment 1	Purchase Description	54 pages
Attachment 2	Shipping Instructions	3 pages